CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
     We hereby consent to the incorporation by reference in this combined Prospectus/Proxy Statement and Statement of Additional Information constituting parts of this Registration Statement on Form N-14 (“Registration Statement”)of our report dated February 21, 2005, relating to the financial statements and financial highlights which appear in the December 31, 2004 Annual Report to Shareholders of the Goldman Sachs Trust: Financial Square Money Market Fund, Financial Square Government Fund, and Financial Square Tax-Free Money Market Fund, which are also incorporated by reference into this Registration Statement. We also consent to the references to us under the headings “Other Service Providers,” “GST Funds – Financial Highlights” and “Experts” in such Registration Statement. We also consent to the references to us under the heading “Financial Highlights” in the Prospectus, and under the headings “Independent Registered Public Accounting Firm” and “Financial Statements” in the Statement of Additional Information included in Form N-1A dated April 29, 2005, which has been incorporated by reference into the Registration Statement.
/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
January 3, 2006

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
We hereby consent to the incorporation by reference in this combined Prospectus/Proxy Statement and Statement of Additional Information constituting parts of this Registration Statement on Form N-14 (“Registration Statement”)of our report dated October 28, 2005, relating to the financial statements and financial highlights which appear in the August 31, 2005 Annual Report to Shareholders of the Goldman Sachs Trust: Structured U.S. Equity Fund (formerly known as CORE U.S. Equity Fund) and Structured Small Cap Equity Fund (formerly known as CORE Small Cap Equity Fund), which are also incorporated by reference into this Registration Statement. We also consent to the references to us under the headings “Other Service Providers,” “GST Funds — Financial Highlights” and “Experts” in such Registration Statement. We also consent to the references to us under the heading “Financial Highlights” in the Prospectus, and under the headings “Independent Registered Public Accounting Firm” and “Financial Statements” in the Statement of Additional Information included in Form N-1A dated December 29, 2005, which has been incorporated by reference into the Registration Statement.
/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
January 3, 2006